Exhibit 99.1
Court Confirms IBC Plan of Reorganization
KANSAS CITY, Mo.— Dec. 5, 2008—Interstate Bakeries Corporation (IBC) (OTC:IBCIQ) announced today that the Bankruptcy Court in Kansas City, Missouri has confirmed its amended joint plan of reorganization. The Court ruled that IBC had met all of the statutory requirements to confirm its plan.
IBC plans to emerge from Chapter 11 within the next several weeks concurrently with the funding of its previously announced plan funding commitments. The Company said that it will be focusing all of its efforts on finalizing all documentation for the exit financing contemplated by the plan funding commitments and satisfying the remaining conditions to closing contemplated under the amended joint plan of reorganization and the funding commitments. No assurance can be given that the plan funding commitments will be closed and, accordingly, that the amended joint plan of reorganization will become effective.
“Today marks an important day in our Company’s future. After a challenging four-year restructuring we are extremely pleased that we are in a position to be able to emerge from Chapter 11 as a standalone company,” said Chief Executive Officer Craig Jung. “Going forward, IBC will be well positioned upon emergence to compete in the market place with sufficient cash to fund operations, a renewed focus on driving innovation and reinvigorating our brands, and the flexibility to test, qualify, and implement new methods of distribution to meet the changing needs of our customers.”
Mr. Jung emphasized that, “IBC could not have reached this important milestone in the reorganization without the hard work and dedication of every IBC employee nationwide. We owe our employees, on whom tremendous demands have been placed to make the new, reorganized IBC a reality, a sincere and heartfelt thanks for a job well done. The support and vote of confidence we received from our pre-petition lenders, 100% of whom voted in favor of the Plan, and Ripplewood were critical in our ability to achieve plan confirmation today and position us to emerge as a standalone company. Our customers and vendors have also stood with us through this extremely difficult time, and for their loyalty, we are extremely grateful,” he said.
The Company also noted that 100% of local bargaining units have ratified modifications to the collective bargaining agreements that are a condition of the plan funding commitments. “We greatly appreciate the critical role union leadership has played in the ratification process,” Mr. Jung said.
“We will be working hard to satisfy all of the remaining conditions to the effective date of the plan, paving the way for our emergence from Chapter 11 as soon as possible,” Mr. Jung concluded.

About the Company
Interstate Bakeries Corporation is one of the nation’s largest commercial bakers and distributors of fresh-baked bread and sweet goods, sold under various brand names, including Wonder(R), Merita(R), Home Pride(R), Baker’s Inn(R), Hostess(R), Drake’s(R), and Dolly Madison(R). The Company is headquartered in Kansas City, Missouri.
Interstate Bakeries Corporation filed for bankruptcy protection on September 22, 2004, citing liquidity issues resulting from declining sales, a high fixed-cost structure, excess industry capacity, rising employee healthcare and pension costs, and higher costs for ingredients and energy. The Company continues to operate its business in the ordinary course as a debtor-in-possession.
Forward-Looking Statement
Some information contained in this press release may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company’s views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should” and “continue” or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the ability of the Company to obtain the funding contemplated by its previously announced plan funding commitments; the Company’s ability to obtain ratification from its unionized workforce of the modifications to their collective bargaining agreements contemplated by the revised plan of reorganization; the Company’s ability to implement its business plan; the ability of the Company to operate pursuant to the covenants, terms and certifications of its DIP financing facility, as amended and restated; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; risks associated with cost increases in materials, ingredients, energy and employee wages and benefits; risks associated with the Company’s restructuring activities, including the risks associated with achieving the desired savings; the Company’s ability to successfully reject unfavorable contracts and leases; the duration of the Chapter 11 process; the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company’s liquidity or results of operations; the Company’s ability to operate its business under the restrictions imposed by the Chapter 11 process; the instructions, orders and decisions of the bankruptcy court and other effects of legal and administrative proceedings, settlements, investigations and claims; the significant time that will be required by management to implement the revised plan of reorganization; risks associated with product price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company’s products; the effectiveness of the Company’s efforts to hedge its exposure to price increases with respect to various ingredients and energy; the ability of the Company to attract, motivate and/or retain key executives and employees; changes in our relationship with employees and the unions that represent them; successful implementation of information technology improvements; increased costs and uncertainties with respect to a defined benefit pension plan to which we contribute; costs associated with increased contributions to single employer, multiple employer or multi-employer pension plans; the impact of any withdrawal liability arising under the Company’s multi-employer pension plans as a result of prior actions or current consolidations; the effectiveness and adequacy of our information and data systems; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; acceptance of new product offerings by consumers and the Company’s ability to expand existing brands; the performance of the Company’s recent and planned new product introductions, including the success of such new products in achieving and retaining market share; the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company’s intellectual property; future product recalls or food safety concerns; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation’s response to such acts and acts of war; and other factors. These statements speak only as of the date of this press release, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.
CONTACT: Sitrick And Company
Lew Phelps or Maya Pogoda, 310-788-2850
Source: Interstate Bakeries Corporation

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